UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2013

STANDEX INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7233	31-0596149
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

11 Keewaydin Drive, Salem, New Hampshire	03079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 893-9701

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Standex International Corporation

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.02 – RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

On August 27, 2013, the registrant issued a press release announcing earnings for the fourth quarter and fiscal year ended June 30, 2013.  A copy of the release is furnished herewith as Exhibit 99 and is incorporated herein by reference.  This Current Report on Form 8-K and the press release attached hereto are being furnished by Standex International Corporation pursuant to Item 2.02 of Form 8-K.

ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

On August 23, 2013, Standex International Corporation (“Company”) announced the consolidation of one of the Company’s Food Service Equipment Group (“FSEG”) facilities located in Cheyenne, Wyoming into its Mexico facility and other Cooking Solutions operations in North America.  The Company is taking this action in line with its efforts to reduce costs and improve productivity across the FSEG.

The Company expects to take a charge in fiscal 2014 in the range of $7.5 to $8 million.  Approximately $3 million of the charge is expected to be a non-cash impairment of the building.  The remainder of the expenses are for involuntary employee severance, benefit costs and other closure expenses.  The Company expects the consolidation to be substantially completed by the end of fiscal 2014.

A copy of the press release announcing these actions is furnished herewith as Exhibit 99 and is incorporated herein by reference.

SECTION  9 -  FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibits – The following exhibit is provided as part of the information furnished under Items 2.02 and 2.05 of this Current Report on Form 8-K.

Exhibit No.

Description

99

Press Release of Standex International Corporation dated August 27, 2013

FORWORD-LOOKING STATEMENTS

This current report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Act of 1995 (the “Act”) that are intended to come within the safe harbor protection provided by the Act.  By their nature, all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements.  Several factors that could materially effect the Corporation’s actual results are identified in the press release as well as in the Corporation’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STANDEX INTERNATIONAL CORPORATION

(Registrant)

/s/ Thomas DeByle
Thomas DeByle Chief Financial Officer

Date: August 27, 2013

Signing on behalf of the registrant and as principal financial officer